Vanguard® Mortgage-Backed Securities Index Fund
Schedule of Investments (unaudited)
As of May 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (99.6%)
Conventional Mortgage-Backed Securities (99.6%)
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	5,630	5,328
[1,2]	Freddie Mac Gold Pool	2.500%	7/1/22–2/1/43	85,648	83,666
[1,2]	Freddie Mac Gold Pool	3.000%	1/1/26–6/1/49	295,323	287,775
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	271,954	271,648
[1,2]	Freddie Mac Gold Pool	4.000%	3/1/24–6/1/49	157,658	160,450
[1,2]	Freddie Mac Gold Pool	4.500%	7/1/23–11/1/48	81,149	84,244
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/23–11/1/48	25,690	27,210
[1,2]	Freddie Mac Gold Pool	5.500%	10/1/26–6/1/41	23,034	25,119
[1,2]	Freddie Mac Gold Pool	6.000%	11/1/28–5/1/40	12,047	13,654
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	109	121
[1]	Ginnie Mae I Pool	2.500%	6/15/27–6/15/28	181	176
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	13,811	13,354
[1]	Ginnie Mae I Pool	3.500%	2/15/26–9/15/49	23,591	23,787
[1]	Ginnie Mae I Pool	4.000%	7/15/24–6/15/49	15,918	16,413
[1]	Ginnie Mae I Pool	4.500%	8/15/33–7/15/49	22,454	23,566
[1]	Ginnie Mae I Pool	5.000%	3/15/34–4/15/41	9,522	10,148
[1]	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	71	78
[1]	Ginnie Mae I Pool	7.000%	10/15/27	1	2
[1]	Ginnie Mae II Pool	1.500%	2/20/51–12/20/51	18,345	15,736
[1,3,4]	Ginnie Mae II Pool	2.000%	8/20/50–6/15/52	802,580	730,604
[1,3,4]	Ginnie Mae II Pool	2.500%	6/20/27–6/15/52	785,946	737,423
[1,4]	Ginnie Mae II Pool	3.000%	10/20/26–6/15/52	781,914	756,006
[1,4]	Ginnie Mae II Pool	3.500%	12/20/25–6/15/52	555,954	555,790
[1,4]	Ginnie Mae II Pool	4.000%	9/20/25–6/15/52	267,119	272,927
[1,4]	Ginnie Mae II Pool	4.500%	2/20/39–6/15/52	124,393	129,766
[1]	Ginnie Mae II Pool	5.000%	2/20/39–12/20/49	38,989	42,109
[1]	Ginnie Mae II Pool	5.500%	2/20/49–7/20/49	566	587
[1]	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	377	428
[1]	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	35	39
[1,2,4]	UMBS Pool	1.500%	7/1/35–8/1/51	1,032,765	905,613
[1,2,4]	UMBS Pool	2.000%	4/1/23–6/25/52	4,318,208	3,879,248
[1,2,4]	UMBS Pool	2.500%	3/1/27–6/25/52	3,127,111	2,909,473
[1,2,4]	UMBS Pool	3.000%	10/1/26–6/25/52	1,935,308	1,864,855
[1,2,4]	UMBS Pool	3.500%	8/1/25–6/25/52	1,146,186	1,136,391
[1,2,4]	UMBS Pool	4.000%	4/1/24–6/25/52	720,185	728,375
[1,2,4]	UMBS Pool	4.500%	6/1/23–6/25/52	292,580	301,806
[1,2,4]	UMBS Pool	5.000%	8/1/23–6/25/52	112,558	118,717
[1,2]	UMBS Pool	5.500%	2/1/23–6/1/49	40,222	43,442
[1,2]	UMBS Pool	6.000%	5/1/23–6/1/41	20,694	22,952
[1,2]	UMBS Pool	7.000%	10/1/33–10/1/37	268	301
					16,199,327

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.779%	12/1/41	22	22
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	1.560%	9/1/37	10	10
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.470%	1.828%	3/1/43	114	116
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.305%	7/1/43	282	286
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	1.851%	10/1/37	21	22
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.606%	2.343%	6/1/43	29	29
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.127%	3/1/38	3	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.671%	2.036%	10/1/42	48	49
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.680%	2.051%	8/1/39	19	19
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	1.940%	10/1/39–9/1/42	152	157
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	1.950%	12/1/40	44	45
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.716%	2.614%	5/1/42	14	15
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.764%	2.035%	11/1/39	6	6
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.770%	2.359%	5/1/42	8	9
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.794%	2.135%	8/1/42	44	46
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.796%	2.293%	3/1/42	19	20
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.055%	11/1/41	24	25
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.266%	9/1/40	39	41
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.060%	10/1/40–12/1/40	3	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.063%	11/1/41	6	6
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.074%	1/1/42	32	33
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.206%	3/1/41	28	29
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.065%	11/1/40–12/1/41	24	24
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.406%	5/1/41	13	14
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	2.762%	2/1/42	27	28
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.308%	4/1/41	17	17
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.834%	2.154%	2/1/41	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.107%	1/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.210%	5/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.839%	2.089%	12/1/39	34	35

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.914%	3.289%	4/1/37	3	3
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.890%	11/1/43	53	54
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	1.910%	10/1/37	2	2
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.075%	2/1/37	9	9
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	1.995%	12/1/40	9	9
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.840%	2.090%	6/1/37	20	21
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.846%	2.139%	2/1/42	7	7
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.130%	6/1/41	13	13
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.137%	6/1/40	7	7
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	2.144%	9/1/40	12	13
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.899%	2.149%	12/1/39	4	4
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.150%	6/1/40	5	5
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.393%	2/1/41	26	26
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.410%	2/1/41	1	1
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.585%	3/1/38	5	5
[1,5]	Ginnie Mae II Pool, 1 YR CMT + 1.500%	1.625%	7/20/41–8/20/41	37	39
[1,5]	Ginnie Mae II Pool, 1 YR CMT + 1.500%	1.750%	11/20/40–12/20/42	125	126
[1,5]	Ginnie Mae II Pool, 1 YR CMT + 1.500%	1.875%	4/20/41	2	2
[1,5]	Ginnie Mae II Pool, 1 YR CMT + 1.500%	2.625%	1/20/41–2/20/41	115	117
[1,5]	Ginnie Mae II Pool, 1 YR CMT + 2.000%	2.250%	11/20/40	2	3
[1,5]	Ginnie Mae II Pool, 1 YR CMT + 2.000%	2.375%	5/20/41	1	1
					1,579
Total U.S. Government and Agency Obligations (Cost $17,440,872)					16,200,906

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (3.8%)
Money Market Fund (3.8%)
[6]	Vanguard Market Liquidity Fund (Cost $613,598)	0.854%	6,138,090	613,748
Total Investments (103.4%) (Cost $18,054,470)				16,814,654
Other Assets and Liabilities—Net (-3.4%)				(547,277)
Net Assets (100%)				16,267,377
Cost is in $000.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $2,683,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2022.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1 YR—1-year.
12M—12-month.
CMT—Constant Maturing Treasury Rate.
LIBOR—London Interbank Offered Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At May 31, 2022, counterparties had deposited in segregated accounts securities with a value of $625,000 and cash of $5,238,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
The fund had no open futures contracts at May 31, 2022.
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of May 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,200,906	—	16,200,906
Temporary Cash Investments	613,748	—	—	613,748
Total	613,748	16,200,906	—	16,814,654